UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2014

ATHLON HOLDINGS LP

ATHLON FINANCE CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware Delaware	333-195506 333-195506-2	45-2817212 46-2465554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Throckmorton Street, Suite 1200, Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 984-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 14, 2014, Athlon Holdings LP (“Holdings”) and Athlon Finance Corp. (the “Co-Issuer” and, together with Holdings, the “Issuers”) issued a conditional notice of redemption to holders of their 7.375% Senior Notes due 2021 (the “2021 Notes”) that the Issuers will redeem 35% or $175,000,000 of the aggregate principal amount of their 2021 Notes (the “2021 Notes Equity Claw Redemption”) outstanding on December 15, 2014 (the “2021 Notes Equity Claw Redemption Date”). The redemption price for the 2021 Notes called for redemption pursuant to the 2021 Notes Equity Claw Redemption will be 107.375% of the principal amount thereof, plus accrued and unpaid interest thereon to, but excluding, the 2021 Equity Claw Redemption Date, in accordance with the provisions of the indenture governing the 2021 Notes (the “2021 Notes Indenture”). The 2021 Notes Equity Claw Redemption is conditioned upon the prior consummation of an Equity Offering (as defined in the 2021 Notes Indenture).

On November 14, 2014, the Issuers issued a notice of redemption to holders of the 2021 Notes that the Issuers will redeem all of the aggregate principal amount of the 2021 Notes (the “2021 Notes Make-Whole Redemption”) outstanding on December 16, 2014 (the “2021 Notes Make-Whole Redemption Date”). Unless the 2021 Notes Equity Claw Redemption is not consummated, 65% or $325,000,000 of the aggregate principal amount of the 2021 Notes will be outstanding on the 2021 Notes Make-Whole Redemption Date. The redemption price for the 2021 Notes called for redemption pursuant to the 2021 Notes Make-Whole Redemption will be 100.000% of the principal amount thereof, plus the Applicable Premium (as defined in the 2021 Notes Indenture) as of, and accrued and unpaid interest thereon to, but excluding, the 2021 Notes Make-Whole Redemption Date, in accordance with the provisions of the 2021 Notes Indenture.

On November 14, 2014, the Issuers issued a conditional notice of redemption to holders of their 6.000% Senior Notes due 2022 (the “2022 Notes”) that the Issuers will redeem 35% or $227,500,000 of the aggregate principal amount of their 2022 Notes (the “2022 Notes Equity Claw Redemption”) outstanding on December 15, 2014 (the “2022 Notes Equity Claw Redemption Date”). The redemption price for the 2022 Notes called for redemption pursuant to the 2022 Notes Equity Claw Redemption will be 106.000% of the principal amount thereof, plus accrued and unpaid interest thereon to, but excluding, the 2022 Equity Claw Redemption Date, in accordance with the provisions of the indenture governing the 2022 Notes (the “2022 Notes Indenture”). The 2022 Notes Equity Claw Redemption is conditioned upon the prior consummation of an Equity Offering (as defined in the 2022 Notes Indenture).

On November 14, 2014, the Issuers issued a notice of redemption to holders of the 2022 Notes that the Issuers will redeem all of the aggregate principal amount of the 2022 Notes (the “2022 Notes Change of Control Redemption”) outstanding on December 16, 2014 (the “2022 Notes Change of Control Redemption Date”). Unless the 2022 Notes Equity Claw Redemption is not consummated, 65% or $422,500,000 of the aggregate principal amount of the 2022 Notes will be outstanding on the 2022 Notes Change of Control Redemption Date. The redemption price for the 2022 Notes called for redemption pursuant to the 2022 Notes Change of Control Redemption will be 110.000% of the principal amount thereof, plus accrued and unpaid interest thereon to, but excluding, the 2022 Notes Change of Control Redemption Date, in accordance with the provisions of the 2022 Notes Indenture.

This Current Report on Form 8-K is not an offer to buy, or a notice of redemption with respect to, the 2021 Notes, the 2022 Notes or any other securities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2014

ATHLON HOLDINGS LP ATHLON FINANCE CORP.

By:	/s/ Andrew L. Rogers
Name:	Andrew L. Rogers
Title:	Vice-President